UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   -----------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       April 24, 2003
                                                 -------------------------------


                               InfoNow Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-19183                 04-3083360
----------------------------           -----------            -----------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)



1875 Lawrence Street, Suite 1100, Denver, CO                              80202
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code        303-293-0212
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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                                EXPLANATORY NOTE


     This Amendment No. 1 to Current Report on Form 8-K/A is filed solely to include the conformed signature of the InfoNow Corporation ("InfoNow") Chief Financial Officer that was inadvertently omitted from the electronic version of the Current Report on Form 8-K filed by InfoNow on the date hereof. The manually signed original Forms 8-K and 8-K/A filed electronically by InfoNow on the date hereof are being retained at InfoNow's principal executive offices pursuant to Securities and Exchange Commission Rule 302(b) of Regulation S-T, and copies of the manually signed original Forms 8-K and 8-K/A will be furnished to the Securities and Exchange Commission or its staff upon request.

Item 7.  Financial Statements and Exhibits.

         (a) None.

         (b) None.

         (c) Exhibits.

              99.1  InfoNow Corporation earnings press release dated April 24,
                    2003

Item 9.  Regulation FD Disclosure.

     On April 24, 2003, InfoNow Corporation announced its financial results for its first quarter ended March 31, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              InfoNow Corporation


Date:    April 24, 2003                       By: /s/  Harold R. Herbst
                                                   -----------------------------
                                              Name:    Harold R. Herbst
                                              Title:   Chief Financial Officer

                                  Exhibit Index



Exhibit No.     Exhibit Description
-----------     -------------------

99.1            InfoNow Corporation earnings press release dated April 24, 2003